UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2009
Cal Dive International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33206 (Commission File Number)	61-1500501 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
(713) 361-2600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On June 4, 2009, Cal Dive International, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Helix Energy Solutions Group, Inc. (the “Selling Stockholder”) and Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives for the several underwriters (collectively, the “Underwriters”), relating to the public offering of up to 20,000,000 shares of the Company’s common stock by the Selling Stockholder at a public offering price of $8.50 per share. The Selling Stockholder also granted the Underwriters a 30-day option to purchase an additional 3,000,000 shares of the Company’s common stock to cover over-allotments, if any.
The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Selling Stockholder. It also provides for customary indemnification by each of the Company, the Selling Stockholder and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities. The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
The Company will not receive any proceeds from the sale of shares by the Selling Stockholder. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-148142) filed with the SEC on August 28, 2008 and a prospectus which consists of a base prospectus and a prospectus supplement filed with the SEC on June 5, 2009. The offering is expected to close on June 10, 2009, subject to customary closing conditions.
Certain of the Underwriters and their affiliates have provided, and may in the future provide, various investment banking, commercial banking and other financial services to us or our affiliates for which they have received, and may in the future receive, customary fees.

Item 7.01	Regulation FD Disclosure
The following information is being provided under Form 8-K, Item 7.01, and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and none of this information contained in this Item 7.01 should be deemed “filed” under such acts.
On June 5, 2009, the Company issued the press release included herein as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

1.1	Underwriting Agreement, dated as of June 4, 2009 by and among Cal Dive International, Inc., Helix Energy Solutions Group, Inc. and Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives for the several underwriters named therein

99.1	Press release issued by Cal Dive International, Inc. on June 5, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAL DIVE INTERNATIONAL, INC.
By:	/s/ Lisa M. Buchanan
Lisa M. Buchanan
Executive Vice President, General Counsel and Secretary

Date: June 5, 2009